Exhibit 31.2
CERTIFICATION PURSUANT TO SECTION 302 OF THE
          SARBANES-OXLEY ACT OF 2002

I , O'Donnell Iselin II, certify that:

        1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Cadiz Inc.;

        2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 27, 2006

                           /s/ O'Donnell Iselin II
                           -------------------------------------
                           O'Donnell Iselin II
                           Chief Financial Officer and Secretary